UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2013

FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-176350	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 204, 15615 102 Avenue, Edmonton, Alberta Canada	T5P 4X7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 780.756.1668

KWEST INVESTMENT INTERNATIONAL LTD.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws
Item 8.01	Other Items

On July 16, 2013, our board of directors and a majority of our stockholders approved a change of name of our company from Kwest Investment International Ltd. to Fuhuiyuan International Holdings Limited.

A Certificate of Amendment was filed with the Nevada Secretary of State on July 29, 2013, with an effective date of August 7, 2013.

The amendment has been reviewed by the Financial Industry Regulatory Authority (FINRA) and has been approved for filing with an effective date of August 7, 2013.

The name change will become effective with the Over-the-Counter Bulletin Board at the opening of trading on August 7, 2013 under the symbol “KWIT”. Our new CUSIP number is 359535 101.

Item 9.01	Financial Statements and Exhibits

3.1	Certificate of Amendment filed with the Nevada Secretary of State on July 29, 2013 with an effective date of August 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED

/s/ Stolfin Wong
Stolfin Wong
President and Director

Date: August 7, 2013